                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      June 13, 2005
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                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina                  333-120922               56-1643598
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

301 South College Street, Charlotte, NC                         28288-0166
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (704) 374-6161
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Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Attached is a structural and collateral term sheet (the "Term Sheet") furnished to the Registrant on behalf of the underwriters by Wachovia Capital Markets, LLC
(and when joined by Citigroup Global Markets Inc. and Credit Suisse First Boston
LLC, the "Underwriters"), in respect of the Registrant's proposed offering of
Commercial Mortgage Pass-Through Certificates, Series 2005-C19 (the
"Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-120922) (the
"Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

The Term Sheet was prepared by the Underwriters and the Registrant.

Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.        Term Sheet

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By:   /s/ William J. Cohane
                                      -----------------------------------------
                                      Name:  William J. Cohane
                                      Title: Managing Director

Dated:  June 13, 2005